UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 15, 2003

Date of Report (Date of earliest event reported)

UNION PLANTERS CORPORATION

(Exact name of registrant as specified in its charter)
TENNESSEE	1-10160	62-0859007

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UNION PLANTERS CORPORATION
6200 POPLAR AVENUE
MEMPHIS, TENNESSEE 38119

(Address of principal executive offices)

Registrant's telephone number, including area code:  (901) 580-6000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   The following exhibits are furnished as a part of this Report:

             99.1   Press Release dated December 15, 2003.

ITEM 9.  INFORMATION FURNISHED PURSUANT TO REGULATION FD

        On December 15, 2003, the Company issued a press release commenting on its fourth quarter and 2004 performance.
A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Planters Corporation
Registrant
Date: December 15, 2003	/s/ Bobby L. Doxey Bobby L. Doxey Senior Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	SEQUENTIALLY NUMBERED PAGES
99.1	Press Release dated December 15, 2003	4

3